Exhibit 32.1

SARBANES-OXLEY ACT SECTION 906 CERTIFICATION CHIEF EXECUTIVE OFFICER

In connection with this quarterly report on Form 10-QSB of Mission Community Bancorp (the “Company”) for the period ended September 30, 2004 as filed with the Securities Exchange Commission on the date hereof, I, Anita M. Robinson, President and Chief Executive Officer, hereby certify pursuant to 18 U.S.C. §1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

1.                                       The report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.                                       The report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  November 12, 2004

By:	/s/ Anita M. Robinson
Anita M. Robinson
President and Chief Executive Officer